EXHIBIT 99.1

                            HOLDBACK ESCROW AGREEMENT

         THIS HOLDBACK ESCROW AGREEMENT (this "Agreement"), dated as of October 31, 2005, is made by and among RelationServe Media, Inc., a Nevada corporation ("Buyer"), theglobe.com, inc., a Delaware corporation ("Globe"), SendTec, Inc., a Florida corporation ("Seller") and, together with SendTec, the "Seller Parties"), and Olshan Grundman Frome Rosenzweig & Wolosky LLP, a New York limited liability partnership (the "Escrow Agent"). Unless otherwise defined, capitalized terms used herein shall have the meaning assigned to them in the Asset Purchase Agreement (as defined below).

                              Preliminary Statement

         WHEREAS, Buyer and the Seller Parties have entered into that certain Asset Purchase Agreement, of even date herewith;

         WHEREAS, Sections 3.1(b) and 3.2 of the Asset Purchase Agreement provides for Buyer to deposit One Million Dollars ($1,000,000) (the "Holdback Cash") and for Globe to deposit a number of shares of its restricted Common Stock, par value $.001 per share having an aggregate value of Seven Hundred and Fifty Thousand ($750,000) Dollars (the "Holdback Shares," and together with the Holdback Cash, the "Escrow Property") with the Escrow Agent contemporaneously with the execution thereof, such amount to be held by the Escrow Agent subject to the terms and conditions of this Agreement and the Asset Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions contained herein, the parties hereto hereby agree as follows:

         Section 1. Establishment of Escrow Accounts. Buyer and the Seller Parties hereby authorize the Escrow Agent to establish an escrow account (the "Escrow Account") to hold the Escrow Property. Buyer has delivered to the Escrow Agent the Holdback Cash upon execution of this Escrow Agreement, and Globe has delivered to the Escrow Agent the Holdback Shares upon execution of this Agreement. The Escrow Property shall be held, administered and disposed of by the Escrow Agent in accordance with the terms and conditions hereinafter set forth.

         Section 2. Investment of Escrow Amount Fund; Distribution of Interest.

                (a) The Escrow Agent shall act as custodian of the Escrow Property and shall from time to time invest and reinvest the Escrow Property and other proceeds in any commercial bank Money Market Deposit Account. No other type of investment is permitted.

                (b) The Escrow Agent shall have the power to sell or liquidate the foregoing investments whenever the Escrow Agent shall be required to release the Escrow Property pursuant to Section 3 of this Agreement. The Escrow Agent shall have no responsibility for any investment losses resulting from the investment, reinvestment or liquidation of the Escrow Property, provided such investment, reinvestment and liquidation occurs in accordance with this Agreement.

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                (c) Any interest or other income received on such investment and reinvestment of the Escrow Property shall become part of the Escrow Property.

         Section 3. Release of the Escrow Property.

                (a) As used herein, the following terms shall have the following meanings:

                    (i) "Award Notice" shall mean a true copy of a final, non-appealable order of a court or other tribunal in any dispute over a Notice of Claim resolved by litigation or binding arbitration.

                    (ii) "Notice of Claim" shall mean a claim or claims by Buyer or either Seller Party, as the case may be, that it is entitled to the Escrow Property pursuant to the terms of the Asset Purchase Agreement.

                    (iii) "Notice of Release" shall mean a written declaration, executed by the Seller Parties and Buyer, specifying the resolution of a dispute with regard to a Notice of Claim and the disposition to be made of the Escrow Property or any portion thereof that was the subject of such dispute.

                    (iv) "Objection" shall mean a written objection by either Seller Party or Buyer, as the case may be, to a Notice of Claim stating in reasonable detail the basis for such objection.

                    (v) "Withdrawal Notice" shall mean a written declaration by the party that filed the Notice of Claim or Objection by withdrawing a Notice of Claim or Objection.

                (b) At any time prior to the Closing Date (the "Expiration Date"), a party seeking payment from the Escrow Property (an "Indemnified Party") may deliver to Escrow Agent (with a copy being contemporaneously delivered to the other parties) a Notice of Claim. The party against whom indemnification is sought (the "Indemnifying Party") shall have ten (10) business days following receipt of a Notice of Claim to deliver to the Escrow Agent (with a copy being contemporaneously delivered to the Indemnifying Party) an Objection. If no Objection is interposed by an Indemnifying Party within ten
(10) business days after receipt by the Indemnifying Party of a Notice of Claim, such claim is an "Uncontested Claim." If an Objection is filed by the Indemnifying Party within such ten (10) business day period, such claim will be deemed to be a "Contested Claim."

                (c) Escrow Agent shall pay and disburse the Escrow Property as follows:

                    (i) To the Indemnified Party as specified in any Notice of Claim received by Escrow Agent which is an Uncontested Claim;

                    (ii) To the Indemnified Party as specified in any Notice of Claim that is a Contested Claim, if the Indemnifying Party shall have delivered a Withdrawal Notice to the Escrow Agent with respect to such Contested Claim;

                    (iii) As specified in any Notice of Release received by Escrow Agent;

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                    (iv) To the party as specified in any Award Notice
evidencing a final determination by final, non-appealable order of any dispute with regard to a Notice of Claim;

                    (v) To Globe at Closing; or

                (d) The Escrow Agent shall disburse all Holdback Cash prior to disbursing any Holdback Shares hereunder.

                (e) If the Indemnifying Party contests all or any part of any claim in a Notice of Claim, then the Contested Claim shall be first presented for resolution to Buyer and the Seller Parties by consultation for a period not to exceed ten (10) business days, and, if not resolved within such period, shall be then adjudicated in accordance with Section 4(m) of this Agreement. In the event of a Contested Claim, the Escrow Agent shall hold the Escrow Property until the Escrow Agent receives (x) delivery of a copy of a Notice of Release as to the resolution of such Contested Claim and the disbursement of Escrow Property retained in respect of such Contested Claim, or a Withdrawal Notice the party that made the claim by withdrawing its Notice of Claim or Objection, or
(y) delivery of a copy of an Award Notice resolving the Contested Claim and directing the disbursement of Escrow Property retained in respect of such Contested Claim.

                (f) Notwithstanding anything to the contrary contained in Sections 3(a) - 3(e), if none of the events described in Sections 3(g)(i) - (iv) have occurred, upon the earlier to occur of: (i) the date that is six months after the Closing Date, or (ii) the date the Buyer has received audited financial statements of the Business for the fiscal year ended December 31, 2005 (the "Partial Release Date"), the Escrow Agent shall pay $750,000 (the "Partial Release Amount") in cash to Globe.

                (g) Notwithstanding the foregoing, the Escrow Agent shall not release the Partial Release Amount if, on the Partial Release Date, the Buyer
(i) shall have sustained indemnifiable Losses (as defined in the Asset Purchase Agreement) in excess of $100,000 that have already been satisfied by recourse against the Holdback Cash; (ii) shall have pending any good faith Contested Claims or Uncontested Claims for indemnifiable Losses that are reasonably estimated by the Buyer to exceed $100,000 in the aggregate or (iii) shall have pending any good faith Contested Claims or Uncontested Claims for indemnifiable Losses that would, when Buyer's reasonable estimates thereof are aggregated with any indemnifiable Losses sustained by Buyer that have already been satisfied by recourse against the Holdback Cash exceed $100,000.

                (h) This Escrow Agreement will terminate upon the release of the entire Escrow Property pursuant to this Section 3.

         Section 4. Language Concerning the Escrow Agent. To induce the Escrow Agent to act hereunder, it is further agreed by Buyer and the Seller Parties that:

                (a) The Escrow Agent shall not be under any duty to give the Escrow Property held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

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                (b) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

                (c) The Escrow Agent shall not be liable, except for its own gross negligence or willful misconduct and, except with respect to claims based upon such gross negligence or willful misconduct that are successfully asserted against the Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages and expenses, including reasonable attorneys' fees and disbursements, arising out of and in connection with this Escrow Agreement. Without limiting the foregoing, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any cash held by it hereunder in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Property, or any loss of interest incident to any such delays.

                (d) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to give receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

                (e) Subject to Section 4(c) hereof, The Escrow Agent may act pursuant to the advice of counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in accordance with such advice.

                (f) The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. The Seller Parties, on the one hand and Buyer on the other hand shall jointly pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax identification or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds that are a part of the Escrow Property and is not responsible for any other reporting. This paragraph and paragraph (c) shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

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                (g) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

                (h) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

                (i) The Escrow Agent (and any successor Escrow Agent) may at any time resign as such by delivering the Escrow Property to any successor Escrow Agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The resignation of the Escrow Agent will take effect on the earlier of (i) the appointment of a successor (including a court of competent jurisdiction) or (ii) the day that is thirty (30) days after the date of delivery of its written notice of resignation to the other parties hereto. If at that time the Escrow Agent has not received a designation of a successor Escrow Agent, the Escrow Agent's sole responsibility after that time shall be to safekeep the Escrow Property until receipt of a designation of successor Escrow Agent or a joint written disposition instruction by the other parties hereto or a final, non-appealable order of a court of competent jurisdiction.

                (j) The Escrow Agent shall have no responsibility for the contents of any writing of any third party contemplated herein as a means to resolve disputes and may rely without any liability upon the contents thereof.

                (k) In the event of any disagreement between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrow Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrow Property until the Escrow Agent shall have received (i) a final, non-appealable order of a court of competent jurisdiction directing delivery of the Escrow Property or (ii) a written agreement executed by the other parties hereto directing delivery of the Escrow Property, in which event the Escrow Agent shall disburse the Escrow Property in accordance with such order or agreement. Any court order shall be accompanied by a legal opinion by counsel for the presenting party satisfactory to the Escrow Agent to the effect that said opinion is final and non-appealable. The Escrow Agent shall act on such court order and legal opinions without further question. Notwithstanding the foregoing, if requested by Buyer, in the event of a dispute or disagreement between Buyer and the Seller Parties with respect to the Escrow Property disbursement which is not resolved within a reasonable time and which is not the subject of a mediation, arbitration or legal proceeding for such resolution, the Escrow Agent shall deposit the Escrow Property with a court of competent jurisdiction and interplead the Seller Parties and Buyer in accordance with applicable rules of legal procedure.

                (l) The Seller Parties and Buyer agree to reimburse the Escrow Agent for all reasonable expenses, disbursements and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable


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fees and expenses). Any fees or expenses of the Escrow Agent or its counsel which are not paid as provided for herein may be taken from any property held by the Escrow Agent hereunder.

                (m) This Agreement shall be governed by, and shall be construed in accordance with, the internal laws of the State of New York governing contracts made and to be performed entirely within such State, without reference to any choice-of-law principles of the laws of such State. If any provision herein shall be held to be invalid or unenforceable by any court of competent jurisdiction or as a result of future legislative or administrative action, such holding or action shall be strictly construed and shall not affect the validity or the enforceability of any other provision herein. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 5 shall be deemed effective service of process on such party.

                (n) No printed or other matter in any language (including without limitation prospectuses, notices, reports and promotional material) that mentions the Escrow Agent's name or the rights, powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto.

                (o) This Escrow Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, heirs, administrators and representatives and shall not be enforceable by or inure to the benefit of any third party except as provided in paragraph
(i) with respect to a resignation by the Escrow Agent. No party may assign any of its rights or obligations under this Escrow Agreement without the written consent of the other parties.

                (p) This Escrow Agreement may only be modified by a writing signed by all of the parties hereto, and no waiver hereunder shall be effective unless in a writing signed by the party to be charged.

                (q) The other parties hereto authorize the Escrow Agent, for any securities held hereunder, to use the services of any United States central securities depository it deems appropriate, including, but not limited to, the Depository Trust Company and the Federal Reserve Book Entry System.

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                (r) The Seller Parties acknowledge and agree that the Escrow
Agent is legal counsel to Buyer. In the event of a dispute in respect of the Escrow Property or this Escrow Agreement, Olshan Grundman Frome Rosenzweig & Wolosky LLP ("Olshan") shall have the right to continue to represent Buyer. All parties hereto hereby waive any conflict of interest associated with Olshan's continued representation of Buyer with respect to any dispute.

         Section 5. Notices. All notices, requests, elections, demands and other communications given pursuant to this Agreement shall be in writing and shall be duly given when delivered personally or when deposited in the mails, certified or registered mail, postage prepaid, return receipt requested, or when delivered by a nationally recognized courier, and shall be addressed as follows:

                           If to either Seller Party, to:

                           theglobe.com, inc.
                           110 East Broward Boulevard
                           Suite 1400
                           Fort Lauderdale, Florida 33301
                           Attn:  Edward A. Cespedes, President

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                           with copies to (which shall not constitute notice to
                           either Seller Party):

                           Proskauer Rose
                           2255 Glades Road
                           Suite 340 West
                           Boca Raton, FL 33431-7360
                           Attn:  Kimberly L. Barbar, Esq.
                                  D. Rocky Thompson, Esq.

                           If to Buyer, to:

                           RelationServe Media, Inc.
                           6700 North Andrews Avenue
                           Ft. Lauderdale, FL 33309

                           Attn: Mandee Heller Adler

                           with copies to (which shall not constitute notice to Buyer):

                           Olshan Grundman Frome Rosenzweig & Wolosky LLP Park Avenue Tower
                           65 East 55th Street
                           New York, NY 10022
                           Attn: Harvey J. Kesner, Esq.

                           If to Escrow Agent, to:

                           Olshan Grundman Frome Rosenzweig & Wolosky LLP Park Avenue Tower
                           65 East 55th Street
                           New York, NY 10022
                           Attn: Harvey J. Kesner, Esq.

         Each of the parties hereto may change the address to which it desires notices to be sent if it notifies the other party of such change in accordance with the provisions of this Section 5. Any such notice will be deemed to be given when received, if personally delivered and, if mailed, two business days after deposit in the United States mail, properly addressed, with proper postage affixed.

                            [SIGNATURE PAGE FOLLOWS]

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                      [SIGNATURE PAGE TO ESCROW AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date set forth above.

                                          BUYER:

                                          RELATIONSERVE MEDIA, INC.


                                          By:  /s/ Mandee Heller Adler
                                               -----------------------
                                               Name:  Mandee Heller Adler
                                               Title: Chief Executive Officer



                                          SELLER PARTIES:

                                          THEGLOBE.COM, INC.


                                          By: /s/  Edward Cespedes
                                              --------------------
                                               Name:  Edward Cespedes
                                               Title: President


                                          SENDTEC, INC.


                                          By:  /s/  Edward Cespedes
                                               --------------------
                                               Name:  Edward Cespedes
                                               Title: President

Agreed and Accepted as of the date
first written above:

OLSHAN GRUNDMAN FROME
ROSENZWEIG & WOLOSKY LLP, as Escrow Agent


By:    /s/ Harvey J. Kesner
       --------------------
     Name:  Harvey J. Kesner
     Title: Partner

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